SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    Form 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 30, 2001



                              MAXXIM MEDICAL, INC.
               (Exact Name of Registrant as Specified in Charter)



          Texas                     No. 0-18208                 No. 76-0291634
State or Other Jurisdiction        (Commission                (I.R.S. Employer
      of Incorporation)            File Number)              Identification No.)





                  10300 49th Street North, Clearwater, FL 33762
          (Address of Principal Executive Offices, including ZIP code)


                                 (727) 561-2100
              (Registrant's telephone number, including area code)

          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events.

         On November 29, 2001, the Board of Directors of Maxxim Medical, Inc. (the "Company") approved the sale of $50 million of Units, each of which is comprised of one share of Series A Participating Preferred Stock with a liquidation preference of $1,000 and 162 Warrants to purchase one share of Common Stock of the Company per Warrant, at an exercise price of $0.01. The price for each Unit is $1,000.

         Pursuant to the Stock Purchase Agreement, by and among the Company, Maxxim Medical Group, Inc. (a wholly owned subsidiary of the Company), Fox Paine Capital Fund, L.P., FPC Investors, L.P., and Fox Paine Medic New Equity Corp., dated November 30, 2001 (the "Stock Purchase Agreement"), Fox Paine Capital Fund, L.P. and FPC Investors, L.P. collectively purchased 23,500 Units for $23,500,000. The remaining Units are being offered to the Company's existing shareholders and warrant holders on the same terms as the Stock Purchase Agreement, based on such holder's pro rata ownership of Common Stock, on an as-converted basis. Unpurchased Units may be offered to Fox Paine Capital Fund, L.P. or other investors. Pursuant to the Stock Purchase Agreement, Fox Paine Medic New Equity Corp. has agreed to purchase any unpurchased Units.

         In connection with the offering of the Units, the Credit Agreement dated as of November 12, 1999, as amended, among Maxxim Medical, Inc., Maxxim Medical Group, Inc., and the lenders thereto, has been amended pursuant to Amendment No. 2 and Waiver dated as of November 14, 2001, which became effective on December 6, 2001.

         Copies of the Restated Articles of Incorporation, the Stock Purchase Agreement, the Warrant Agreement, and the Amendment No. 2 and Waiver to the Credit Agreement are attached hereto as Exhibits 3.1, 10.1, 10.2, and 10.3, respectively, and are incorporated herein by reference. This summary is qualified by reference to such exhibits.


Item 7.  Financial Statements and Exhibits.

         (c)   Exhibits.


         Exhibit 3.1      Restated Articles of Incorporation (filed herewith).

         Exhibit 4.1 Specimen Certificate for Warrant of Maxxim Medical, Inc. (included in Exhibit A to Exhibit 10.2 hereto).


         Exhibit 10.1 Stock Purchase Agreement, by and among Maxxim Medical, Inc., Maxxim Medical Group, Inc., Fox Paine Capital Fund, L.P., FPC Investors, L.P., and Fox Paine Medic New Equity Corp., dated November 30, 2001
                          (filed herewith).


         Exhibit 10.2 Warrant Agreement, between Maxxim Medical, Inc. and the signatories thereto, dated November 30, 2001 (filed herewith).

         Exhibit 10.3 Amendment No. 2 and Waiver, in respect of and to the Credit Agreement dated November 12, 1999, as amended, among Maxxim Medical, Inc., Maxxim Medical Group, Inc., and the lenders thereto, dated November 14, 2001 (filed herewith).

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              Maxxim Medical, Inc.



                                 /s/ Mark Sellers
                             ---------------------------
                             By: Mark S. Sellers
                             Title: Vice Chairman and
                                    Chief Financial Officer



December 14, 2001



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                                INDEX TO EXHIBITS

         Exhibit No.      Description
         -----------      -----------

         Exhibit 3.1      Restated Articles of Incorporation (filed herewith).

         Exhibit 4.1 Specimen Certificate for Warrant of Maxxim Medical, Inc. (included in Exhibit A to Exhibit 10.2 hereto).


         Exhibit 10.1     Stock Purchase Agreement, by and among Maxxim
                          Medical, Inc., Maxxim Medical Group, Inc., Fox Paine Capital Fund, L.P., FPC Investors, L.P., and Fox Paine Medic New Equity Corp., dated November 30, 2001 (filed herewith).


         Exhibit 10.2 Warrant Agreement, between Maxxim Medical, Inc. and the signatories thereto, dated November 30, 2001 (filed herewith).

         Exhibit 10.3 Amendment No. 2 and Waiver, in respect of and to the Credit Agreement dated November 12, 1999, as amended, among Maxxim Medical, Inc., Maxxim Medical Group, Inc., and the lenders thereto, dated November 14, 2001 (filed herewith).